                                [COLONIAL LOGO]

================================================================================

                                    COLONIAL
                                 UTILITIES FUND

================================================================================

                                 ANNUAL REPORT

                               NOVEMBER 30, 1995

                       COLONIAL UTILITIES FUND HIGHLIGHTS
                      DECEMBER 1, 1994 - NOVEMBER 30, 1995

Investment Objective: Colonial Utilities Fund seeks primarily current income and secondarily long-term growth.

Strategy: The Fund pursues its objective by investing at least 65% of its total assets in common and preferred equity stocks of domestic utility companies.

The Fund is Designed to Offer:

  + Monthly income
  + Long-term growth potential
  + Diversification

Portfolio Manager Commentary: "All three sectors of the utilities market in which the Fund invested -- telephone, electric power, and natural gas -- provided strong returns during the Fund's fiscal year, reflecting in part a decline in interest rates. When investors became concerned about stock market volatility during the period, utility stocks benefited because of their defensive characteristics."

                      Colonial Utilities Fund Performance

                                                  CLASS A          CLASS B
Inception dates                                   3/4/92*           5/5/92

Distributions declared per share                  $0.649            $0.553

30-day SEC yields on November 30, 1995**            3.82%             3.26%

Total returns, assuming reinvestment
of all distributions and no sales charge or
contingent deferred sales charge (CDSC) --
12 months                                          28.90%            27.96%

Net asset value per share at 11/30/95             $14.37            $14.37

* Since adoption of the Fund's current investment policies on 3/4/92.

** Reflects the portfolio's earning power and net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period.

Top Five Holdings
(as of 11/30/95)

1. NYNEX Corp.
2. GTE Corp.
3. FPL Group Inc.
4. Southern Co.
5. BellSouth Corp.

Sector Breakdown - Utility Common Stocks
(as of 11/30/95)

Electric.........................  58.1%
Telephone........................  31.0%
Natural Gas......................  10.9%

+ Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or maintain these sector weightings in the future. Sector weightings are based on total common stocks.

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

           [PHOTO OF JOHN A. McNEICE, JR. IN UPPER LEFT-HAND CORNER]

For utility stocks in the United States, 1995 was a good year. After a disappointing year in 1994, the utility market rebounded strongly in 1995. The favorable performance exhibited by most types of equity investments, including large capitalization "blue chip" stocks and stocks of small companies, reflected a general increase in corporate earnings and profitability. Common stocks, and particularly utility stocks, also benefited from declining interest rates throughout 1995. In addition, demand for electricity was stimulated by warmer than normal temperatures during the summer. Along with firm cost controls, this improved demand led to better earnings reports from electric companies.

Regarding deregulation, utility investors became less concerned about the potential impact of the introduction of competition to the electric power industry, and viewed proposed Congressional telecommunications legislation favorably.

With this update, I encourage you to read the following report on your Fund, including an interview with the Fund's Portfolio Co-managers. We appreciate the opportunity to help you meet your investment goals.

Respectfully,


/s/ JOHN A. McNEICE, JR.
------------------------
John A. McNeice, Jr.
President
January 12, 1996

                          PORTFOLIO MANAGEMENT REPORT

John Lennon and James Haynie are Vice Presidents of Colonial Management Associates, Inc. and Portfolio Co-managers of the Colonial Utilities Fund.

How did utilities perform during 1995? "The utilities market rebounded strongly in 1995 from a disappointing 1994. The Dow Jones Utilities Index posted a return of 28% for the 12 months ended November 30, 1995. Telephone, electric, and natural gas stocks all contributed to the market's performance, with telephone stocks doing especially well."

What factors contributed to the strong performance of utilities? "Two factors predominated. First, there was a significant decline in interest rates. Long-term rates, as measured by the 30-year Treasury bond, declined from 8.01% to 6.14%. The second factor was a desire by investors to become more defensive at certain times during the year. During these periods, assets were shifted into high-yielding, low volatility stocks, such as utilities. Electric utility stocks also benefited from a reduced level of concern about the impact of competition in the electric market. In addition, the market reacted favorably to proposed Congressional legislation for deregulating the local and long distance telephone industries. Finally, a weather-induced increase in demand and prices helped natural gas stocks."

What was your investment strategy during the period? "We remained fully invested throughout the period. We reduced investments in electric utility stocks and increased investments in the natural gas and telephone sectors to improve our total return potential."

What is your outlook for the utilities market? "We see room for further gains in the market. If economic growth remains moderate and inflation stays under control, interest rates may continue to decline in the months ahead. This would have a favorable impact on utility stock prices. However, after the strong recovery in 1995, the utilities market will likely produce less dramatic returns in 1996."

How did the Fund's performance compare to the Dow Jones Utilities Average and the Standard & Poor's 500 Index? "During the period, the Fund outperformed the Dow Jones Utilities Average and underperformed the Standard & Poor's 500 Index, two broad based, unmanaged indexes that track the performance of utility stocks and U.S. stocks, respectively. The total return for the Fund's Class A shares, based on net asset value, was 28.9%, while the Dow Utilities Average posted a return of 27.9% and the return from the S&P 500 was 36.9%.

Almost all U.S. stocks benefited from increased corporate earnings. In the case of the Dow Utilities Average, which the Fund outperformed, the Fund benefited from its ability to invest in a broader range of utility stocks than the Index. The Fund invests in telephone, electric, and natural gas stocks, while the Index tracks only the latter two sectors. Certain sectors, including technology stocks, did especially well. This explains why the Fund underperformed the S&P 500, which tracks the broader stock market."

                       Colonial Utilities Performance vs.
      The Dow Jones Utilities Average and The Standard & Poor's 500 Index
                   Change in Value of $10,000 from 3/92-11/95
                    Based on NAV and MOP for Class A Shares

  MOP                NAV                Dow Jones              Standard & Poor's
--------------------------------------------------------------------------------
 9525               10000                10000                       10000
 9608               10087                10657                       10483
10069               10571                11810                       11962
10122               10626                12199                       12667
10584               11112                12175                       11783
10639               11170                12559                       12440
10818               11358                12966                       15096
11079               11631                12552                       15854
11536               12112                12006                       16900
11474               12046                10673                       13093
11584               12162                10453                       13836
10174               10681                11038                       14756
10615               11144                11067                       14806
11154               11710                11356                       15262
11436               12006                11219                       16343
11586               12164                12784                       17783
12316               12930                13178                       19685
12976               13624                14329                       20090
13598               14276                13086                       19485
13640               14320                12803                       20708
13189               13847                12105                       17866
13301               13964                12784                       19465
12789               13427                13240                       22288
12943               13588                12002                       22235
14277               14989                12974                       23421
14803               15541                13787                       25383
15621               16400                12535                       24742
16297               17109                12871                       25212
17289               18151                13447                       26007
18208               19116                13474                       27314
19243               20203                14722                       28506
19721               20704                14923                       28642
21276               22337                15228                       29380
21797               22884                13979                       30061
22550               23675                11966                       28923
21556               22630                10801                       29044
19678               20659                11062                       30461
18821               19760                11066                       30456
19085               20037                11440                       33418
19333               20297                12319                       36603
20552               21577                13063                       39510
21921               23014                13155                       41095

A $10,000 investment in Class B shares made on May 5, 1992, at net asset value would have been valued at $13,659 on November 30, 1995. The same investment after deducting the applicable CDSC would have grown to $13,359 on November 30, 1995.

                          Average Annual Total Returns

                    As of 12/31/95 (Most Recent Quarter End)

--------------------------------------------------------------------------------
                          Class A Shares                  Class B Shares
                         Inception 3/4/92*               Inception 5/5/92
                         NAV            MOP            NAV            w/CDSC
--------------------------------------------------------------------------------
1 YEAR                  34.75%         28.35%          33.77%         28.77%
--------------------------------------------------------------------------------
5 YEARS                 15.02%         13.90%            --             --
--------------------------------------------------------------------------------
10 YEARS                 9.94%          9.41%            --             --
--------------------------------------------------------------------------------
SINCE INCEPTION         11.37%          9.96%          10.28%          9.65%
--------------------------------------------------------------------------------

*Change in investment objective on 3/4/92.

The Dow Jones Utilities Average and the Standard & Poor's 500 Index are two broad based, unmanaged indexes that track the performance of utility stocks and U.S. stocks, respectively. The performance of each Index does not reflect fees or expenses associated with an actual investment.

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) return does not include sales charges or CDSC. Maximum offering price (MOP) return includes the maximum sales charge of 4.75%. The CDSC return reflects the maximum charge of 5.00% for one year and 3.00% since inception.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO

                        NOVEMBER 30, 1995 (IN THOUSANDS)

COMMON STOCKS - 86.2%                                         SHARES         VALUE
----------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES
 COMMUNICATIONS - 26.7%
 AT&T Corp.                                                      200    $   13,200
 Ameritech Corp.                                                 700        38,500
 Bell Atlantic Corp.                                             550        34,650
 BellSouth Corp.                                               1,050        40,819
 Frontier Corp.                                                  275         7,116
 GTE Corp.                                                     1,150        49,019
 MCI Communications Corp.                                        300         8,025
 NYNEX Corp.                                                   1,050        52,106
 Pacific Telesis Group, Inc.                                     100         3,000
 SBC Communications, Inc.                                        725        39,150
 Sprint Corp.                                                    125         5,000
 US West, Inc.                                                   750        23,437
 US West Media Group                                             700        12,600
                                                                        ----------
                                                                           326,622
                                                                        ----------

 ELECTRIC SERVICES - 50.1%
 American Electric Power Co., Inc.                               450        16,931
 Baltimore Gas & Electric Co.                                    100         2,663
 Boston Edison Co.                                               725        20,209
 Carolina Power & Light Co.                                      150         4,931
 Cincinnati Gas & Electric Co.                                 1,100        32,450
 Consolidated Edison Co. of New York                              50         1,444
 DPL, Inc.                                                     1,500        36,000
 Detroit Edison Co.                                            1,225        39,966
 Eastern Utilities Association                                   125         2,873
 Entergy Corp.                                                   500        13,938
 FPL Group, Inc.                                               1,100        47,713
 Florida Progress Corp.                                          275         9,453
 General Public Utilities Corp.                                1,200        37,950
 Hawaiian Electric Industries, Inc.                              488        18,647
 Houston Industries, Inc.                                        125         5,719
 IES Industries, Inc.                                            650        18,038
 KU Energy Corp.                                                 200         5,875
 Kansas City Power & Light Co.                                   700        17,500
 Long Island Lighting Co.                                        550         9,419
 New York State Electric & Gas Corp.                             400        10,400
 Northeast Utilities                                             600        14,325
 Ohio Edison Co.                                                 325         7,394
 PacifiCorp                                                    1,700        33,363
 Peco Energy Co.                                                 350        10,150

                     Investment Portfolio/November 30, 1995

----------------------------------------------------------------------------------
 Pinnacle West Capital Corp.                                     200    $    5,450
 Portland General Corp.                                          600        16,950
 Public Service Co. of Colorado                                  575        19,838
 Public Service Enterprise Group, Inc.                           400        11,850
 Puget Sound Power & Light Co.                                   200         4,650
 Rochester Gas & Electric Corp.                                  125         2,938
 SCE Corp.                                                       300         4,688
 Scana Corp.                                                     325         8,774
 Sierra Pacific Resources                                        250         5,781
 Southern Co.                                                  1,800        41,174
 Texas Utilities Co.                                             775        29,837
 Union Electric Co.                                              100         4,012
 Utilicorp United, Inc.                                          600        16,724
 Western Resources, Inc.                                         650        21,531
                                                                        ----------
                                                                           611,548
                                                                        ----------

 GAS SERVICES - 9.4%
 Energen Corp.                                                   193         4,490
 KN Energy, Inc.                                                 100         2,913
 MCN Corp.                                                       875        19,031
 MDU Resources Group, Inc.                                       225         4,528
 Pacific Enterprises                                             450        12,038
 Panhandle Eastern Corp.                                         600        17,025
 People's Energy Corp.                                           217         6,612
 UGI Corp.                                                       700        14,524
 Williams Companies, Inc.                                        800        33,600
                                                                        ----------
                                                                           114,761
                                                                        ----------

 TOTAL COMMON STOCKS (cost of $965,481)                                  1,052,931
                                                                        ----------

PREFERRED STOCKS - 12.7 %
----------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES
 ELECTRIC SERVICES - 11.2%
 Appalachian Power Co., 7.40%                                     13         1,274
 Arizona Public Service Co., $1.8125, Series W                   180         4,590
 Arkansas Power & Light Co.:
         7.80%                                                    10           990
         7.88%                                                     9           890
 Baltimore Gas & Electric Co.,
   6.75% Sinking Fund                                             29         2,952
 Boston Edison Co., 7.75%                                        100         2,500
 Carolina Power & Light Co., 7.72%                                30         3,030
 Central Maine Power Co., 7.875%                                  16         1,564
 Central Power & Light Co., 7.12%                                 16         1,546
 Cleveland Electric Illuminating Co., A.R.P.,
  Series L                                                        65         4,778
 Commonwealth Edison Co., 7.24%                                   52         5,130

                     Investment Portfolio/November 30, 1995

----------------------------------------------------------------------------------
PREFERRED STOCKS - CONT.                                      SHARES         VALUE
----------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - CONT.
 ELECTRIC SERVICES - CONT.
 Detroit Edison Co.:
         7.36%                                                    45    $    4,545
         7.45%                                                    31         3,130
         7.68%                                                    30         3,001
         7.74%                                                   100         2,500
         7.75%                                                   100         2,563
 Duke Power Co., 7.04%                                            20         2,158
 Florida Power & Light Co.:
         7.40%, Series G                                          24         2,415
         7.40%                                                     4           400
         7.76%                                                    17         1,743
 Georgia Power Co.:
         A.R.P.                                                  110         2,613
         7.80%                                                    11         1,161
 Gulf States Utilities Co.:
         8.80%, Series A                                          17         1,679
         A.R.P., Series A                                         19         1,823
         7.56%                                                    18         1,604
         8.52%                                                     8           780
 Illinois Power Co.:
         A.R.P., Series A                                         25         1,125
         A.R.P., Series B                                         30         1,459
         7.75%                                                    50         2,606
 Jersey Central Power & Light Co., 7.88%                          15         1,470
 Louisiana Power & Light Co., 8.00%, Series 1992                  90         2,295
 Montana Power Company, $6.875                                    30         3,060
 Niagara Mohawk Power Corp.:
         A.R.P., Series B                                        161         3,186
         7.72%                                                    26         1,917
 Northern Indiana Public Service Co., 7.44%                        9           911
 Ohio Edison Co., 7.75%                                          240         6,000
 PSI Energy, Inc.:
         6.88%                                                    36         3,708
         7.44%                                                   235         5,992
 Peco Energy Company, 7.48%                                       30         3,142
 Pennsylvania Power & Light Co., 6.75%                            51         5,227
 Pennsylvania Power Co., 7.75%                                    15         1,425
 Public Service Electric & Gas Co., 7.52%                         32         3,095
 Southern California Edison Co., 7.36%                           125         3,147
 Tampa Electric Company, 7.44%, Series F                          11         1,089
 Texas Utilities Co.:
         7.22%                                                   200         5,500
         7.50%                                                   480        13,320
         7.98%                                                    35         3,841

                     Investment Portfolio/November 30, 1995

----------------------------------------------------------------------------------
 Toledo Edison Co., A.R.P., Series A                              40    $      740
 Union Electric Co., $7.44                                        18         1,809
                                                                        ----------
                                                                           137,423
                                                                        ----------
 GAS SERVICES - 1.1%
 Enron Corp., 8.00%                                              400        10,100
 Pacific Enterprises, $4.50                                        4           264
 Williams Co., Inc., $3.50                                        37         2,683
                                                                        ----------
                                                                            13,047
                                                                        ----------
 PIPELINES - 0.4%
 Enserch Corp. A.R.P., Series E                                   48         4,579
                                                                        ----------

 TOTAL PREFERRED STOCKS (cost of $154,644)                                 155,049
                                                                        ----------

 TOTAL INVESTMENTS - 98.9% (cost of $1,120,125) (a)                      1,207,980
                                                                        ----------

 SHORT-TERM OBLIGATIONS - 1.0%                                 PAR
 ---------------------------------------------------------------------------------
 Repurchase agreement with Bankers Trust Securities
 Corp. dated 11/30/95, due 12/01/95 at 5.90% collateralized
 by U.S. Treasury notes with various maturities to 1997,
 market value $12,194 (repurchase proceeds $11,969)          $11,967        11,967
                                                                        ----------


OTHER ASSETS & LIABILITIES, NET - 0.1%                                       1,355
----------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                     $1,221,302
                                                                        ==========

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Cost for federal income tax purposes is the same.

Acronym                                                          Name
 A.R.P.                                                Adjustable Rate Preferred


See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

                               NOVEMBER 30, 1995

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $1,120,125)                               $1,207,980
Short-term obligations                                                   11,967
                                                                     ----------
                                                                      1,219,947
Receivable for:
  Dividends                                                $5,362
  Fund shares sold                                          2,265
  Investments sold                                          1,551
  Interest                                                      2
  Other                                                        32         9,212
                                                           ------    ----------
    Total Assets                                                      1,229,159

LIABILITIES
Payable for:
  Distributions                                             3,974
  Fund shares repurchased                                   3,750
Accrued:
  Deferred Trustees fees                                       22
  Transfer Agent Out-of-Pocket fees                           100
  Other                                                        11
                                                           ------
    Total Liabilities                                                     7,857
                                                                     ----------

NET ASSETS                                                           $1,221,302
                                                                     ==========

Net asset value & redemption price per share -
Class A ($400,349/27,851)                                                $14.37
                                                                     ==========
Maximum offering price per share - Class A
($14.37/0.9525)                                                          $15.09 (a)
                                                                     ==========
Net asset value & offering price per share -
Class B ($820,953/57,110)                                                $14.37 (b)
                                                                     ==========

COMPOSITION OF NET ASSETS
Capital paid in                                                      $1,234,731
Undistributed net investment income                                         796
Accumulated net realized loss                                          (102,080)
Net unrealized appreciation                                              87,855
                                                                     ----------
                                                                     $1,221,302
                                                                     ==========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See notes to financial statements.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED NOVEMBER 30, 1995

(in thousands)
INVESTMENT INCOME
Dividends                                                                $ 71,455
Interest                                                                      859
                                                                         --------
                                                                           72,314
EXPENSES
Management fee                                               $  7,486
Service fee                                                     2,905
Distribution fee - Class B                                      5,843
Transfer agent                                                  2,955
Bookkeeping fee                                                   401
Trustees fee                                                       47
Custodian fee                                                      38
Audit fee                                                          53
Legal fee                                                          13
Registration fee                                                   33
Reports to shareholders                                            19
Other                                                             139      19,932
                                                             --------    --------
       Net Investment Income                                               52,382

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized loss                                             (21,504)
Net unrealized appreciation during
the period                                                    260,221
                                                             --------
       Net Gain                                                           238,717
                                                                         --------
Net Increase in Net Assets from Operations                               $291,099
                                                                         ========



See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                             Year ended November 30
(in thousands)                                              ------------------------
INCREASE (DECREASE) IN NET ASSETS                               1995           1994
Operations:
Net investment income                                       $   52,382    $   64,059
Net realized loss                                              (21,504)      (38,551)
Net unrealized appreciation (depreciation)                     260,221      (164,651)
                                                            ----------    ----------
    Net Increase (Decrease) from Operations                    291,099      (139,143)
Distributions:
From net investment income - Class A                           (19,543)      (23,148)
From net investment income - Class B                           (33,675)      (39,378)
                                                            ----------    ----------
                                                               237,881      (201,669)
                                                            ----------    ----------
Fund Share Transactions:
Receipts for shares sold - Class A                              41,022        63,527
Value of distributions reinvested - Class A                     14,696        17,112
Cost of shares repurchased - Class A                          (106,875)     (143,099)
                                                            ----------    ----------
                                                               (51,157)      (62,460)
                                                            ----------    ----------
Receipts for shares sold - Class B                              62,927       143,384
Value of distributions reinvested - Class B                     27,317        31,354
Cost of shares repurchased - Class B                          (172,228)     (267,909)
                                                            ----------    ----------
                                                               (81,984)      (93,171)
                                                            ----------    ----------
    Net Decrease from Fund Share Transactions                 (133,141)     (155,631)
                                                            ----------    ----------
        Total Increase (Decrease)                              104,740      (357,300)
NET ASSETS
Beginning of period                                          1,116,562     1,473,862
                                                            ----------    ----------
End of period (including undistributed net investment
  income of $796 and $1,754, respectively)                  $1,221,302    $1,116,562
                                                            ==========    ==========

NUMBER OF FUND SHARES
Sold - Class A                                                   3,230         5,014
Issued for distributions reinvested - Class A                    1,156         1,373
Repurchased - Class A                                           (8,370)      (11,531)
                                                            ----------    ----------
                                                                (3,984)       (5,144)
                                                            ----------    ----------
Sold - Class B                                                   4,945        11,245
Issued for distributions reinvested - Class B                    2,147         2,517
Repurchased - Class B                                          (13,428)      (21,694)
                                                            ----------    ----------
                                                                (6,336)       (7,932)
                                                            ----------    ----------



See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                               November 30, 1995

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Utilities Fund (the Fund), a series of Colonial Trust IV, is a diversified portfolio of a Massachussets business trust registered under the Investment Company Act of 1940, as amended, as a open-end, management investment company. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold, or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

                Notes to Financial Statements/November 30, 1995

NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
OTHER: Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

                   Average Net Assets                        Annual Fee Rate
                   ------------------                        ---------------
                   First $1 billion                               0.65%
                   Over $1 billion                                0.60%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

                   Average Net Assets                        Annual Fee Rate
                   ------------------                        ---------------
                   First $50 million                            No charge
                   Next $950 million                              0.035%
                   Next $1 billion                                0.025%
                   Next $1 billion                                0.015%
                   Over $3 billion                                0.001%

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services and receives a monthly fee equal to 0.20% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended November 30, 1995, the Fund has been advised that the Distributor retained net underwriting discounts of $74,182 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $3,596,980 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

                Notes to Financial Statements/November 30, 1995

--------------------------------------------------------------------------------
OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended November 30, 1995, purchases and sales of investments, other than short-term obligations, were $83,598,066 and $223,972,181, respectively.

Unrealized appreciation (depreciation) at November 30, 1995, based on cost of investments for both financial statement and federal income tax purposes was:

   Gross unrealized appreciation                               $132,876,705
   Gross unrealized depreciation                                (45,021,216)
                                                               ------------
       Net unrealized appreciation                             $ 87,855,489
                                                               ------------

At November 30, 1995, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                     Year of                                   Capital loss
                   expiration                                  carryforward
                   ----------                                  ------------
                      1996                                     $  3,427,000
                      1997                                       32,911,000
                      1998                                        9,759,000
                      1999                                        3,592,000
                      2000                                        6,425,000
                      2001                                        6,391,000
                      2002                                       38,551,000
                      2003                                       21,504,000
                                                               ------------
                                                               $122,560,000
                                                               ------------

The loss carryforwards expiring in 1996, and $11,630,000 and $5,427,000 of the loss carryforwards expiring in 1997 and 1998, respectively, were acquired in the merger with Colonial Corporate Cash Trust II.

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: The Fund concentrates its investments in utility securities and certain other industries, subjecting it to greater risk than a fund that is more diversified.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                          Year ended November 30
                                              ---------------------------------------------
                                                       1995                      1994
                                              Class A       Class B       Class A   Class B
                                              -------       -------       -------   -------
Net asset value -
   Beginning of period                        $11.720       $11.720       $13.600   $13.600
                                              -------       -------       -------   -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.640         0.544         0.681     0.587
Net realized and
unrealized gain (loss)                          2.659         2.659        (1.896)   (1.896)
                                              -------       -------       -------   -------
   Total from Investment
      Operations                                3.299         3.203        (1.215)   (1.309)
                                              -------       -------       -------   -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
investment income                              (0.649)       (0.553)       (0.665)   (0.571)
From capital
paid in                                           ---           ---           ---       ---
                                              -------       -------       -------   -------
  Total Distributions
   Declared to
   Shareholders                                (0.649)       (0.553)       (0.665)   (0.571)
                                              -------       -------       -------   -------
Net asset value -
   End of period                              $14.370       $14.370       $11.720   $11.720
                                              =======       =======       =======   =======
Total return (d)                                28.90%        27.96%       (9.04)%   (9.73)%
                                              =======       =======       =======   =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                         1.21% (e)     1.96% (e)     1.23%     1.98%
Net investment income                            5.00% (e)     4.25% (e)     5.49%     4.74%
Portfolio turnover                                  7%            7%           16%       16%
Net assets at end
of period (in millions)                       $   400       $   821       $   373   $   744

(a) All per share amounts have been restated to reflect the 4-for-1 stock split effective February 10, 1992.
(b) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.
(c) The return of capital is for book purposes only and is a result of book-tax differences from the merger of Colonial Utilities Fund (formerly Colonial Corporate Cash Trust I) and Colonial Corporate Cash Trust II in a prior year. The 1992 amount represents a reclassification for book purposes only relating to that merger.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year ratios are net of benefits received, if any.
(f) Not annualized.
(g) Annualized.

                             Year ended November 30
================================================================================
          1993                            1992(a)                    1991(a)
Class A         Class B         Class A           Class B (b)        Class A
-------         -------         -------           -------            -------

$12.960         $12.960         $11.440           $12.310            $10.090
-------         -------         -------           -------            -------


  0.713           0.612           0.741             0.296              0.917

  0.616           0.616           1.517             0.691              1.377
-------         -------         -------           -------            -------

  1.329           1.228           2.258             0.987              2.294
-------         -------         -------           -------            -------


 (0.689)         (0.588)         (0.727)           (0.337)            (0.941)


    ---             ---          (0.011)(c)           ---             (0.003)(c)
-------         -------         -------           -------            -------


 (0.689)         (0.588)         (0.738)           (0.337)            (0.944)
-------         -------         -------           -------            -------

$13.600         $13.600         $12.960           $12.960            $11.440
=======         =======         =======           =======            =======
  10.20%           9.42%          20.21%             6.06%(f)          23.56%
=======         =======         =======           =======            =======


   1.19%           1.94%           1.16%             1.91%(g)           1.11%
   4.92%           4.17%           5.52%             4.77%(g)           8.50%
      6%              6%             35%               35%                 1%

$   503         $   971         $   232           $   156            $   135

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
100% of the distributions paid by the Fund from investment income earned in the year ended November 30, 1995, qualify for the corporate dividends received deduction.

                       REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST IV AND THE SHAREHOLDERS OF
   COLONIAL UTILITIES FUND

   In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Utilities Fund (a series of Colonial Trust IV) at November 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts
January 12, 1996

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Utilities Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Utilities Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-248-2828 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Utilities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[COLONIAL MUTUAL FUNDS LOGO]

Mutual Funds for
Planned Portfolios

                                    TRUSTEES

ROBERT J. BIRNBAUM
Trustee (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Trustee (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Trustee (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


                   COLONIAL INVESTMENT SERVICES, INC. (C)1996
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                             UF-02/502B-1195 (1/96)

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